                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Daniel Rappaport and R. Patrick Thompson and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with such matters, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or his substitutes may lawfully do or cause to be done by virtue hereof.



             SIGNATURES                          NAME AND TITLE                  DATE
             ----------                          --------------                  ----

        /s/ DANIEL RAPPAPORT           Chairman of the Board               February 14, 2000
------------------------------------   (Principal Executive Officer)
          Daniel Rappaport

        /s/ PATRICK F. CONROY          Senior Vice President -- Finance    February 10, 2000
------------------------------------   (Principal Financial and
          Patrick F. Conroy            Accounting Officer)

        /s/ STEPHEN ARDIZZONE          Director                            February 10, 2000
------------------------------------
          Stephen Ardizzone

          /s/ MADELINE BOYD            Director                            February 10, 2000
------------------------------------
            Madeline Boyd

          /s/ NEIL CITRONE             Director, Secretary                 February 10, 2000
------------------------------------
            Neil Citrone

         /s/ ROBERT COAKLEY            Director                            February 10, 2000
------------------------------------
           Robert Coakley

     /s/ CHARLES NAPIER COLLYNS        Director                            February 10, 2000
------------------------------------
       Charles Napier Collyns

         /s/ JOHN CONHEENEY            Director                            February 10, 2000
------------------------------------
           John Conheeney

        /s/ THOMAS COSTANTINO          Director                            February 10, 2000
------------------------------------
          Thomas Costantino

       /s/ ANTHONY GEORGE GERO         Director                            February 10, 2000
------------------------------------
         Anthony George Gero

      /s/ E. BULKELEY GRISWOLD         Director                             February 8, 2000
------------------------------------
        E. Bulkeley Griswold

           /s/ SCOTT HESS              Director                            February 10, 2000
------------------------------------
             Scott Hess

             SIGNATURES                          NAME AND TITLE                  DATE
             ----------                          --------------                  ----

        /s/ STEVEN KARVELLAS           Director                            February 10, 2000
------------------------------------
          Steven Karvellas

         /s/ HARLEY LIPPMAN            Director                            February 10, 2000
------------------------------------
           Harley Lippman

         /s/ KEVIN MCDONNELL           Director                            February 14, 2000
------------------------------------
           Kevin McDonnell

           /s/ GARY RIZZI              Director                            February 10, 2000
------------------------------------
             Gary Rizzi

         /s/ RICHARD SAITTA            Director                            February 10, 2000
------------------------------------
           Richard Saitta

        /s/ RICHARD SCHAEFFER          Director, Treasurer                 February 10, 2000
------------------------------------
          Richard Schaeffer

          /s/ ROBERT STEELE            Director                             February 7, 2000
------------------------------------
            Robert Steele

       /s/ MITCHELL STEINHAUSE         Director                            February 10, 2000
------------------------------------
         Mitchell Steinhause